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                                                                   Exhibit 10.13

                                  OFFICE LEASE



                      WHUB REAL ESTATE LIMITED PARTNERSHIP,
                         A DELAWARE LIMITED PARTNERSHIP


                                  AS LANDLORD,


                                       AND


                               STAR VENDING, INC.,
                              A NEVADA CORPORATION


                                    AS TENANT


                                     Dated:

                                  June 28, 1996


                                    Property:

                                740 STATE STREET
                            SANTA BARBARA, CALIFORNIA







                             NOTICE TO ALL PARTIES:

THE SUBMISSION OF THIS DOCUMENT FOR EXAMINATION, NEGOTIATION AND/OR SIGNATURE
DOES NOT CONSTITUTE AN OFFER TO LEASE, OR A RESERVATION OF, OR AN OPTION FOR THE
PREMISES. THIS DOCUMENT SHALL NOT BE BINDING AND IN EFFECT AGAINST EITHER PARTY
UNTIL AT LEAST ONE COUNTERPART, DULY EXECUTED BY LANDLORD AND TENANT, HAS BEEN
RECEIVED BY EACH OF LANDLORD AND TENANT.
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                                TABLE OF CONTENTS

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LEASE OF PREMISES ................................................................................................1

BASIC LEASE PROVISIONS ...........................................................................................1

STANDARD LEASE PROVISIONS ........................................................................................1

1.   Term.........................................................................................................1

2.   Rent; Operating Costs; Square Foot Specification.............................................................1
     2.1          Basic Annual Rent...............................................................................1
     2.2          Operating Costs.................................................................................2
     2.3          Square Footage Specification....................................................................4
     2.4          Books and Records...............................................................................4

3.   Delinquent Payment; Handling Charges.........................................................................4

4.   Security Deposit.............................................................................................4

5.   Landlord's Obligations.......................................................................................4
     5.1          Services........................................................................................4
     5.2          Excess Utility Use..............................................................................5
     5.3          Restoration of Services.........................................................................5

6.   Improvements, Alterations, Repairs and Maintenance...........................................................5
     6.1          Improvements; Alterations.......................................................................5
     6.2          Repairs and Maintenance.........................................................................6
     6.3          Mechanic's Liens................................................................................6

7.   Use..........................................................................................................6

8.   Assignment and Subletting....................................................................................6
     8.1          Transfers; Consent..............................................................................6
     8.2          Cancellation and Recapture......................................................................7

9.   Insurance, Waivers, Subrogation and Indemnity................................................................7
     9.1          Insurance.......................................................................................7
     9.2          Waiver of Negligence; No Subrogation............................................................7
     9.3          Indemnity.......................................................................................8

10.               Subordination; Attornment; Notice to Landlord's Mortgagee.......................................8
     10.1         Subordination...................................................................................8
     10.2         Attornment......................................................................................8
     10.3         Notice to Landlord's Mortgagee..................................................................8

11.               Rules and Regulations...........................................................................9

12.               Condemnation....................................................................................9

13.               Fire or Other Casualty..........................................................................9
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     13.1         Repair Estimate; Right to Terminate.............................................................9
     13.2         Repair Obligation; Abatement of Rent............................................................9

14.               Parking........................................................................................10

15.               Events of Default..............................................................................10

16.               Remedies.......................................................................................10

17.               Payment by Tenant; Non-Waiver..................................................................11

18.               Surrender of Premises..........................................................................12

19.               Holding Over...................................................................................12

20.               Certain Rights Reserved by Landlord............................................................12

21.               Substitution Space.............................................................................13

22.               Miscellaneous..................................................................................13
     22.1         Landlord Transfer and Liability................................................................13
     22.2         Brokerage......................................................................................13
     22.3         Estoppel Certificates..........................................................................13
     22.4         Notices........................................................................................13
     22.5         Miscellaneous..................................................................................14

23.               Addenda........................................................................................14

23.A     Extension Option........................................................................................14
     23.A.1       Grant of Option................................................................................14
     23.A.2       Basic Annual Rent..............................................................................14
     23.A.3       Definition.....................................................................................14
     23.A.4       Procedure for Determining the Extension FMRV...................................................14
     23.A.5       Conditions to Exercise of the Extension Option.................................................15

23.B     Right of First Offer....................................................................................16
     23.B.1       Definitions....................................................................................16
        23.B.1.1  "Available for Lease" .........................................................................16
        23.B.1.2  "First Right Space" ...........................................................................16
     23.B.2       First Right Space..............................................................................16
     23.B.3       Miscellaneous..................................................................................16


EXHIBIT "A"   PREMISES OUTLINE; BUILDING FLOOR PLAN

EXHIBIT "B"   CONSTRUCTION CRITERIA

EXHIBIT "C"   INSURANCE REQUIREMENTS

EXHIBIT "D"   BUILDING RULES AND REGULATIONS

EXHIBIT "E"   GUARANTY

                                       ii
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                                  OFFICE LEASE



         THIS OFFICE LEASE ("LEASE") is made between WHUB Real Estate Limited Partnership, a Delaware limited partnership ("LANDLORD"), and the Tenant described in Item 1 of the Basic Lease Provisions, as of June 28, 1996 (the "DATE OF THIS LEASE").

                                LEASE OF PREMISES



         Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, subject to all of the terms and conditions set forth herein, those certain premises (the "PREMISES") described in Item 2 of the Basic Lease Provisions and as shown in the cross-hatched markings in the floor plan attached hereto as Exhibit "A". The Premises are located in that certain office building (the "BUILDING") whose street address is 740 STATE STREET, SANTA BARBARA, CALIFORNIA 93101. The Building is located on that certain land (the "LAND") which is also improved with landscaping, parking facilities and other improvements and appurtenances. The Land, together with all such improvements and appurtenances and the Building, are collectively referred to herein as the "PROJECT". However, Landlord reserves the right to make such changes, additions and/or deletions to the Land, the Building and the Project (except for the space within the Premises) as it shall determine from time to time, provided that such changes, additions, and/or deletions do not materially impair Tenant's use of the Premises or its rights under this lease.

                             BASIC LEASE PROVISIONS



1.       Tenant:  STAR VENDING, INC.
                  a Nevada Corporation

2.       Description of Premises:  Suite:  202
         (the Premises is shown cross-hatched on Exhibit "A")

         Rentable Area: approximately 2,332 square feet (See Section 2.3)

3.       Tenant's Proportionate Share of Excess Operating Costs:  10.6%
         (See Section 2.2)

4.       Initial Basic Annual Rent (See Section 2.1):

         (a)      Initial Basic Annual Rent:  $53,169.60

         (b) Initial Monthly Installment of Basic Annual Rent: $4,430.80 ($1.90 per square foot of rentable area)

         (c)      Partial Lease Month Basic Annual Rent:  $ * per day
                  * The current monthly rent, as of the date of the Partial Lease Month calculation, divided by thirty (30). (e.g., numerator = currently monthly rent; denominator - thirty
                  (30)).

         (d)      Installment payable upon execution:  $4,430.80

5.       CPI Increase Limits (See Section 2.1(b)):
                                              Maximum Yearly CPI Increase:  N/A
                                              Minimum Yearly CPI Increase:  N/A

6. Security Deposit: NONE (See Section 4). If no guarantee, two (2) months security deposit required

7. Base Operating Costs: $6.21 (per square foot per year of rentable area) (See Section 2.2)

8.       (a)      Initial Term:  THREE (3) years and -0- months

         (b) Options to extend the term: ONE OPTION FOR THREE (3) LEASE YEARS (See Section 23)

9. Commencement Date: THE LATER OF AUGUST 1, 1996 OR THE DATE THAT CERTAIN ___________, DATED ___________, BY AND BETWEEN WHUB REAL ESTATE LIMITED PARTNERSHIP (AS LANDLORD) AND STAR VENDING, INC. (AS TENANT) IS TERMINATED.

10.      Broker(s):  PACIFICA COMMERCIAL REALTY (See Section 22.2)

11.      Address for Notices (See Section 22.4):

To:      Tenant
Prior to occupancy of the Premises:         After occupancy of the Premises:
740 State Street                            740 State Street
Santa Barbara, California 93101             Santa Barbara, California 93101
Attn:  Mary Casey - President               Attn:  Mary Casey - President
FAX:  805-899-2972                          FAX:  805-899-2972

To:      Landlord                           With a copy to:
WHUB Real Estate Limited Partnership        WHUB Real Estate Limited Partnership
c/o J. E. Robert Companies                  c/o Pacific Commercial Realty
Two California Plaza                        1033 Anacapa Street
350 South Grand Avenue                      Santa Barbara, California 93101
Forty-Sixth Floor                           FAX:  (805) 899-2426
Los Angeles, CA 90071
Attn:  Toni Steele
FAX:  (213) 633-5870

12. All payments payable to Landlord under this Lease shall be sent to the following address or to such other address as Landlord may designate.

         WHUB Real Estate Limited Partnership
         c/o Pacific Commercial Realty
         1033 Anacapa Street
         Santa Barbara, California 93101
         FAX:  (805) 899-2426
         Attn:  Kathy Foran

13.      Guarantor: _________________________________

         IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing Basic Lease Provisions, the provisions of the Standard Lease Provisions (the "STANDARD LEASE PROVISIONS") (consisting of Sections 1 through 23 which follow) and Exhibits "A" through "D", inclusive, all of which are incorporated herein by this reference. In the event of any conflict between the provisions of the Basic Lease Provisions and the

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
provisions of the Standard Lease Provisions, the Standard Lease Provisions shall control. Any initially capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Standard Lease Provisions.

"LANDLORD"                                  "TENANT"
WHUB Real Estate Limited Partnership        Star Vending, Inc.
a Delaware limited partnership              a Nevada corporation

By:   JER WHUB Services By:, Inc.           By:________________________________
      a Virginia corporation                   Mary Casey
      Its Managing General Partner             Its President

By:_______________________________
      Derrick E. McGavic
      Vice President

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
                            STANDARD LEASE PROVISIONS



1.       TERM

         1.1 Unless earlier terminated in accordance with the provisions hereof, the initial term of this Lease shall be the period shown in Item 8(a) of the Basic Lease Provisions; provided, however, in the event the Commencement Date (defined below) occurs on a date other than the first day of a calendar month, there shall be added to the term the partial month (the "PARTIAL LEASE MONTH") from the Commencement Date to the first day of the calendar month following the Commencement Date. As used herein, "TERM" shall refer to the initial term described in Item 8(a) of the Basic Lease Provisions and, provided the same is duly exercised and commences, the Extension Term(s), if any, described in
Section 23.A.

         1.2 Subject to the provisions of this Section 1, the term shall commence the COMMENCEMENT DATE.

         1.3 Landlord may deliver the Premises to Tenant prior to, on or after the Target Commencement Date described in Item 9 of the Basic Lease Provisions. Landlord shall use reasonable efforts to give Tenant at least seven (7) days' notice of the date upon which, in Landlord's good faith opinion, the Commencement Date shall occur; provided, however, that in the event the Commencement Date is delayed or otherwise does not occur on the date specified, or no such notice is given, this Lease shall not be void or voidable, the term of this Lease shall not be extended, and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. At any time during the term, Landlord may deliver to Tenant Landlord's standard form document for Tenant's acknowledgment and confirmation of the Commencement Date, the Lease expiration date and such other Lease information and terms that Landlord deems desirable for its business purposes, which form document Tenant shall execute and deliver to Landlord within five (5) days of receipt thereof.

2.       RENT; OPERATING COSTS; SQUARE FOOT SPECIFICATION

         2.1 BASIC ANNUAL RENT

                  (a) Subject to the provisions of this Section 2.1, Tenant agrees to pay during the Partial Lease Month and each Lease Year (defined below) of the term of this Lease as Basic Annual Rent ("BASIC ANNUAL RENT") for the Premises the sums shown for such periods in Item 4 of the Basic Lease Provisions (which shall be increased annually pursuant to Section 2.1(b)). For purposes of this Lease, a "LEASE YEAR" shall be each twelve (12) calendar month period commencing on (i) the Commencement Date (or an anniversary thereof) if the Commencement Date occurs on the first day of a month, or otherwise (ii) the first day of the calendar month following the Commencement Date (or an anniversary thereof).

                  (b) Basic Annual Rent shall increase (but never decrease) once each year, as of the first day of the second Lease Year and as of the first day of each Lease Year thereafter (each an "ADJUSTMENT DATE") by an amount proportionate to the percentage increase, if any, in the CPI Index (defined below) between the calendar month prior to such Adjustment Date and the calendar month thirteen (13) months prior to such Adjustment Date; provided, however, that in no case shall any such increase be more than the Maximum Yearly CPI increase set forth in Item 5 of the Basic Lease Provisions or less than the Minimum Yearly CPI Increase set forth in Item 5 of the Basic Lease Provisions. "CPI INDEX" means the Consumer Price Index for All Urban Consumers, All Items (1982-84=100) for Los Angeles-Anaheim-Riverside, as published by the United States Department of Labor, Bureau of Labor Statistics. If the CPI Index is no longer published or for other mutually agreeable good faith reasons the consumer price index procedure set forth herein is not satisfactory, Landlord and Tenant, may adopt a substitute Index or procedure which reasonably reflects consumer price increases for the Lease Year(s) at issue.

                  (c) Except as expressly provided to the contrary herein, Basic Annual Rent shall be payable in equal consecutive monthly installments, in advance, without deduction or offset, commencing on the Commencement Date and continuing on the first day of each calendar month thereafter. The first full monthly installment of Basic Annual Rent, described in Item 4(a) of the Basic Lease Provisions, shall be payable upon Tenant's execution of this Lease. If the Commencement Date is a day other than the first day of a calendar month, then the Rent (defined below) for the Partial Lease Month (the "PARTIAL LEASE MONTH RENT") shall be calculated on the per diem basis shown therefor in Item 4(a) of the Basic Lease Provisions for the number of days between (but including) the Commencement Date and the first day of the next calendar month. The Partial Lease Month Rent shall be payable by Tenant prior to the date that Tenant takes possession or commences use of the Premises for any business purpose (including moving in). Basic Annual Rent, all forms of additional rent payable hereunder by Tenant and all other amounts, fees, payments or charges payable hereunder by Tenant shall (i) each constitute rent payable hereunder (and shall sometimes collectively be referred to herein as "RENT"), (ii) be payable to Landlord when due without any prior demand therefor in lawful money of the United States and, except as may be expressly provided to the contrary herein, without any offset or deduction whatsoever, and (iii) be payable to Landlord at the address described in Item 12 of the Basic Lease Provisions or to such other person or to such other place as Landlord may from time to time designate in writing to Tenant.

         2.2 OPERATING COSTS.

                  (a) Subject to the provisions of this Lease, if Operating Costs (defined below) for the Project for any calendar year all or any portion of which occurs during the term of this Lease (an "EXPENSE YEAR") exceed Base Operating Costs (defined below), Tenant shall pay to Landlord pursuant to this
Section 2.2 as additional rent an amount equal to Tenant's Proportionate Share (defined below) of such excess. "TENANT'S PROPORTIONATE SHARE" is, subject to the provisions of this Section 2.2, the percentage number described in Item 3 of the Basic Lease Provisions. Tenant's Proportionate Share represents a fraction, the numerator of which is the number of square feet of rentable area in the Premises specified in Item 2 of the Basic Lease Provisions and the denominator of which is the number of square feet of rentable area in the Project as reasonably determined by Landlord. "BASE OPERATING COSTS," during the term of this Lease, including, without limitation, any Extension Term, equals the product of (i) the amount specified in Item 7 of the Basic Lease Provisions and
(ii) the number of square feet of rentable area contained in the Project, as reasonably determined by Landlord.

                  (b) "OPERATING COSTS" means all costs, expenses and obligations incurred or payable by Landlord because of or in connection with the operation, ownership, repair, replacement, restoration, management or maintenance of the Project during or allocable to any Expense Year during the term of this Lease, all as determined by sound accounting principles selected by Landlord, consistently applied, including without limitation the following:

                           (i) All real property taxes, assessments, charges or impositions and other similar governmental ad valorem or other charges levied on or attributable to the Project or its ownership, operation or transfer, and all taxes, charges, assessments or similar impositions imposed in lieu or substitution (partially or totally) of the same (collectively, "REAL ESTATE TAXES"). "REAL ESTATE TAXES" shall also include all taxes, assessments, levies, charges or impositions (A) on any interest of Landlord or any mortgagee of Landlord in the Project, the Premises or in this Lease, or on the occupancy or use of space in the Project or the Premises; (B) on the gross or net rentals or income from the Project, including, without limitation, any gross income tax, excise tax, sales tax or gross receipts tax levied by any federal, state or local governmental entity with respect to the receipt of Rent; or (D) any possessory taxes charged or levied in lieu of real estate taxes; and

                           (ii) The cost of all utilities, supplies, equipment, tools, materials, service contracts, janitorial services, waste and refuse disposal, landscaping, and insurance (with the nature and extent of such insurance to be carried by Landlord to be determined by Landlord in its sole and absolute discretion); compensation and other fringe benefits of all persons who perform services connected with the operation, maintenance or repair of the Project (provided, however, that if any of such persons provide services for more than one building of Landlord, only the prorated portion of those person's wages, salaries, other compensation, benefits, and taxes reflecting the percentage of their monthly time devoted to the Project shall be included in Operating Costs); personal property taxes on and maintenance and repair of equipment and other personal property, costs incurred for administration and management of the Project, whether by

         Landlord or by an independent contractor, and other management office operational expenses (including, without limitation, a management fee), rental expenses for or a reasonable allowance for depreciation of, personal property used in the operation, maintenance or repair of the Project, license, permit and inspection fees; and all inspections, activities, alterations and improvements or other matters required by any governmental or quasi-governmental authority or by applicable law, for any reason, including, without limitation, capital improvements, whether capitalized or not; all capital improvements made to the Project or any portion thereof by Landlord (A) of a personal property nature and related to the operation, repair, maintenance or replacement of systems, facilities, equipment or components of, or which service the Project or portions thereof, (B) required or provided in connection with any law, ordinance, rule or regulation (not required when building permits for the building were obtained), (C) which are designed to improve the operating efficiency of the Project, or (D) determined by Landlord to be required to keep pace or be consistent with safety or health advances or improvements (with such capital costs to be amortized over such periods as Landlord shall determine with a return on capital at such rate as would have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements); common area repair, resurfacing, replacement operation and maintenance; security services, if any, deemed appropriate by Landlord, and any other cost or expense incurred or payable by Landlord in connection with the operation, ownership, repair, replacement, restoration, management or maintenance of the Project.

                  (c) Operating Costs for any Expense Year during which actual occupancy of the Project is less than ninety-five percent (95%) of the rentable area of the Project shall be appropriately adjusted, in accordance with sound accounting principles, to reflect ninety-five percent (95%) occupancy of the existing rentable area of the Project during such period.

                  (d) Prior to the commencement of (and from time to time during) each calendar year of the term following the Commencement Date, Landlord shall have the right to give to Tenant a written estimate of Tenant's Proportionate Share of the projected excess, if any, of the Operating Costs for the Project for such year over the Base Operating Costs. Commencing with the first day of the calendar month following the month in which such estimate was delivered to Tenant, Tenant shall pay such estimated amount (less amounts, if any, previously paid toward such excess for such year) to Landlord in equal monthly installments over the remainder of such calendar year, in advance on the first day of each month during such year (or remaining months, if less than all of the year remains). Subject to the provisions of this Lease, Landlord shall endeavor to furnish to Tenant within a reasonable period after the end of each calendar year (but not later than 180 days), a statement (a "RECONCILIATION STATEMENT") indicating to reasonable detail the excess of Operating Costs over Base Operating Costs for such period and the parties shall, within thirty (30) days thereafter, make any payment or allowance necessary to adjust Tenant's estimated payments to Tenant's actual share of such excess as indicated by such annual Reconciliation Statement. Any payment due Landlord shall be payable by Tenant within ten (10) days of demand from Landlord. Any amount due Tenant shall be credited against installments next becoming due under this Section 2.2(d).

                  (e) Tenant shall pay ten (10) days before delinquency all taxes and assessments levied against any personal property or trade fixtures of Tenant in or about the Premises. If any such taxes or assessments are levied against Landlord or Landlord's property or if the assessed value of the Project is increased by the inclusion therein of a value placed upon such personal property or trade fixtures, Tenant shall, within ten (10) days of demand, reimburse Landlord for the taxes and assessments so levied against Landlord, or any such taxes, levies and assessments resulting from such increase in assessed value.

                  (f) Any delay or failure of Landlord in (i) delivering any estimate or statement described in this Section 2.2, or (ii) computing or billing Tenant's Proportionate Share of excess Operating Costs shall not constitute a waiver of its right to subsequently deliver such estimate or statement, require any increase in Rent contemplated by this Section 2.2, or in any way waive or impair the continuing obligations of Tenant under this Section
2.2. Without limiting the generality of the foregoing, Landlord may at any time during the term hereof recalculate and correct the amounts of Tenant's Proportionate Share of excess Operating Costs applicable to any Expense Year during the term, and Tenant shall pay any amount so recalculated or corrected within ten (10) days of demand by Landlord. Tenant waives the right to dispute or contest, and shall have no right to dispute or contest, any matter relating to the calculation of Operating Costs or other forms of Rent under this Section
2.2 with respect

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
to each Expense Year for which a Reconciliation Statement is given to Tenant if no claim or dispute with respect thereto is asserted by Tenant in writing to Landlord within one hundred eighty (180) days of delivery to Tenant of the original or most recent Reconciliation Statement with respect thereto.

         2.3 SQUARE FOOTAGE SPECIFICATION. The parties agree that for all purposes hereunder the Premises shall be stipulated to contain the number of square feet of rentable area described in Item 2 of the Basic Lease Provisions.

         2.4 BOOKS AND RECORDS. Landlord shall keep at its principal place of business full, accurate and separate books of account covering Landlord's Operating Costs. Landlord's statements to Tenant shall accurately reflect the total Operating Costs shown on such books of account. Landlord shall retain such books of account for at least six (6) months after Landlord's delivery to Tenant of the Reconciliation Statement. Tenant shall have the right at reasonable times during the term of this lease to inspect such books of account.

3. DELINQUENT PAYMENT; HANDLING CHARGES. In the event Tenant is more than five
(5) days late in paying any amount of Rent or any other payment due under this Lease, Tenant shall pay Landlord, within ten (10) days of Landlord's written demand therefor, a late charge equal to five percent of the delinquent amount. Following the occurrence of three instances of payment of Rent more than ten
(10) days late in any twelve (12) month period, Landlord may, without prejudice to any other rights or remedies available to it, upon written notice to Tenant, require that all remaining monthly installments of Rent payable under this Lease shall be payable by cashier's check three (3) months in advance. In addition, any amount due from Tenant to Landlord hereunder which is not paid within thirty
(30) days of the date due shall bear interest at an annual rate (the "DEFAULT RATE") equal to ten percent (10%).

4. SECURITY DEPOSIT. Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord the amount of Security Deposit specified in Item 6 of the Basic Lease Provisions, which shall be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon a default by Tenant or an Event of Default (defined in Section 15). If Tenant defaults with respect to any provision of this Lease, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit
(a) for the payment of any Rent or any other sum in default, (b) for the payment of any other amount which Landlord may spend or become obligated to spend by reason of such default by Tenant, and (c) to compensate Landlord for any other loss or damage which Landlord may suffer by reason of such default by Tenant. If any portion of the Security Deposit is so used or applied, Tenant shall, upon demand therefor by Landlord, deposit with Landlord cash in an amount sufficient to restore the Security Deposit to the amount required to be maintained by Tenant hereunder. Upon expiration or the sooner termination of this Lease, provided that Tenant has performed all of its obligations hereunder, Landlord shall return to Tenant the remaining portion of the Security Deposit no later than two weeks after the date Landlord receives possession of the Premises in accordance with the provisions of this Lease. The Security Deposit may be commingled by Landlord with Landlord's other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises, then Landlord may assign the Security Deposit to the transferee and thereafter Landlord shall have no further liability or obligation for the return of the Security Deposit. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of Law, now or hereinafter in force, which restricts the amount or types of claim that a landlord may make upon a security deposit or imposes upon a landlord (or its successors) any obligation with respect to the handling or return of security deposits.

5.       LANDLORD'S OBLIGATIONS.

         5.1 SERVICES. Subject to the provisions of this Lease, Landlord shall furnish to Tenant during the term (a) city or utility company water at those points of supply provided for general use of the tenants of the Building; (b) subject to mandatory and voluntary governmental laws, rules and regulations, heating and air conditioning during Business Hours (defined below) at such temperatures and in such amounts as Landlord determines is appropriate for normal comfort for normal office use in the Premises; (c) janitorial services to the Premises on weekdays, other than on Holidays (defined below), for Building-standard installations; (d) nonexclusive passenger elevator service; and (e) adequate electrical current during Business Hours for equipment that does not require more

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
than 110 volts and whose electrical energy consumption does not exceed normal office usage in a premises of the size of the Premises, as determined by Landlord. If Tenant desires any of the services specified in this Section 5.1 at any time (i) other than between 8:00 a.m. and 6:00 p.m. on weekdays, 9:00 a.m. to 12:00 p.m. on Saturday, other than on Holidays ("BUSINESS HOURS") or (ii) on Sunday or holidays observed by Landlord ("HOLIDAYS"), then such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord in accordance with such advance deadlines as Landlord shall specify from time to time, and Tenant shall pay to Landlord, Landlord's then customary charge for such services within ten (10) days after Landlord has delivered to Tenant an invoice therefor.

         5.2 EXCESS UTILITY USE. Landlord shall not be required to furnish electrical current for and Tenant shall not install or use, without Landlord's prior written consent, any equipment (a) that requires more than 110 volts, (b) whose operation is in excess of, or inconsistent with, the capacity of the Building (or existing feeders and risers to, or wiring in, the Premises) or (c) whose electrical energy consumption exceeds normal office usage or three (3) watts of connected load per usable square foot during Business Hours ("STANDARD USAGE"). Subject to the provisions of this Section 5.2, if Tenant's consumption of electricity exceeds the electricity to be provided by Landlord above or Standard Usage, Tenant shall pay to Landlord Landlord's then customary charge for such excess consumption within ten (10) days after Landlord has delivered to Tenant an invoice therefor.

         5.3 RESTORATION OF SERVICES. Following receipt of Tenant's request to do so, Landlord shall use good faith efforts to restore any service specifically to be provided under Section 5.1 that becomes unavailable and which is in Landlord's reasonable control to restore; provided, however, that in no case shall the unavailability of such services or any other service (or any diminution in the quality or quantity thereof) render Landlord liable to Tenant or any person using or occupying the Premises under or through Tenant (including, without limitation, any contractor, employee, agent or visitor of Tenant) (each, a "TENANT PARTY") for any damages caused thereby, constitute a constructive eviction of Tenant, constitute a breach of any implied warranty by Landlord, or entitle Tenant to any abatement of Tenant's rental obligations hereunder.

6.       IMPROVEMENTS, ALTERATIONS, REPAIRS AND MAINTENANCE.

         6.1 IMPROVEMENTS; ALTERATIONS. Any alterations, additions, deletions, modifications or utility installations in, of or to the improvements contained within the Premises as of the date hereof (collectively, "ALTERATIONS") shall be installed at Tenant's expense and only in accordance with reasonably detailed plans and specifications which have been previously submitted to and approved in writing by Landlord. No Alterations in or to the Premises may be made without
(a) Landlord's prior written consent, which consent shall not unreasonably be withheld, and (b) compliance with such nondiscriminatory requirements concerning such Alterations as Landlord may impose from time to time. Landlord may withhold its consent in its sole discretion to any Alteration that may affect the Building's structure or its HVAC, plumbing, telecommunications, elevator, life-safety, electrical, mechanical or other basic systems or the appearance of the interior common areas or exterior of the Project. All Alterations made in or upon the Premises shall, (i) at Landlord's option, either be removed by Tenant prior to the end of the term (and Tenant shall restore the portion of the Premises affected to its condition existing immediately prior to such Alteration), or shall remain on the Premises at the end of the term and (ii) be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws. In the event that any Alteration made or initiated by Tenant shall cause, trigger or result in any portion of the Project outside of the Premises, any portion of the Building's Shell and core improvements (including restrooms, if any) within the Premises or any Building system inside or outside of the Premises being required by any governmental authority to be altered or removed, Landlord shall perform the same at Tenant's expense and shall charge the entire cost of such work, plus an administrative charge of ten percent (10%) thereof, to Tenant.

         6.2 REPAIRS AND MAINTENANCE.

                  6.2.1 Landlord shall repair and maintain in good condition (a) all structural portions of the Premises, (b) all systems and equipment (including plumbing, HVAC, electrical, fire/life safety, elevator and security systems) that serve the entire building or portions of the building other than simply the Premises, (c) the structural components of the Building, (d) the exterior portion of the Building and the Project, and (e) all common

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
areas located in the Building, or in or on the land. The cost of Landlord's repair and maintenance as noted above shall be included in the operating costs for the Project.

         6.2.2 Tenant shall maintain at all times during the term the Premises and all portions and components of the improvements and systems contained therein in a good, clean, safe, and operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, as needed, subject to Landlord's direction and supervision, any damage to the Building or the Project caused by Tenant or any Tenant Party. If any such damage occurs outside of the Premises or relates to any Building system, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section 6.2, plus an administrative charge of ten percent (10%) thereof, shall be paid by Tenant to Landlord. Tenant hereby waives all common law and statutory rights or provisions inconsistent herewith, whether now or hereinafter in effect (including, without limitation, Sections 1941, 1941.1, and 1941.2 of the California Civil Code, as amended from time to time).

         6.3 MECHANIC'S LIENS. Tenant shall not cause, suffer or permit any mechanic's or materialman's lien, claim, or stop notice to be filed or asserted against the Premises, the Building or any funds of Landlord for any work performed, materials furnished, or obligation incurred by or at the request of Tenant or any Tenant Party. If any such lien, claim or notice is filed or asserted, then Tenant shall, within ten (10) days after Landlord has delivered notice of the same to Tenant, either (a) pay and satisfy in full the amount of the lien or notice or (b) diligently contest the same and deliver to Landlord a bond or other security therefor in substance and amount (and issued by an issuer) satisfactory to Landlord.

7. USE. Tenant shall continuously occupy and use the Premises only for general office use or uses incidental thereto, all of which shall be consistent with the standards of a first class office project (the "PERMITTED USE") and shall comply, at Tenant's expense, with all Laws relating to the use, condition, alteration, improvement, access to, and occupancy of the Premises to the extent that such laws relate to or are triggered by (a) Tenant's particular use of the Premises, (b) the Tenant Improvements located on the Premises, or (c) any Alterations located on the Premises. Should any Law, standard or regulation now or hereafter be imposed on Tenant or Landlord by any governmental body concerning occupational, health or safety standards for employers, employees, or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such Laws, standards or regulations to the extent that such laws relate to or are triggered by (a) Tenant's particular use of the Premises, (b) the Tenant Improvements located on the Premises, or (c) any Alterations located on the Premises. Tenant shall conduct its business and shall cause each Tenant Party to act in such a manner as to (a) not release or permit the release of any Hazardous Material in, under on or about the Project or (b) not create any nuisance or unreasonable interference with or disturbance of other tenants of the Project or Landlord in its management of the Project. "HAZARDOUS MATERIAL" means any hazardous, explosive, radioactive or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the state in which the Project is located, or the United States, including, without limitation, any material or substance which is (i) defined or listed as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," "hazardous material," "pollutant" or "contaminant" under any Law, (ii) petroleum or a petroleum derivative, (iii) a flammable explosive,
(iv) a radioactive material, (v) a polychlorinated biphenyl, (vi) asbestos or an asbestos derivative, or (vii) a carcinogen.

8.       ASSIGNMENT AND SUBLETTING

         8.1 TRANSFERS; CONSENT. Tenant shall not, without the prior written consent of Landlord, (a) assign, transfer, mortgage, hypothecate, or encumber this Lease or any estate or interest herein, whether directly, indirectly or by operation of law, (b) permit any other entity to become a Tenant hereunder by merger, consolidation, or other reorganization, (c) if Tenant is a corporation, partnership, limited liability company, limited liability partnership, trust, association or other business entity (other than a corporation whose stock is publicly traded), permit, directly or indirectly, the transfer of any ownership interest in Tenant so as to result in (i) a change in the current control of Tenant or (ii) a transfer of twenty-five percent (25%) or more in the aggregate in any twelve (12) month period in the beneficial ownership of such entity, (d) sublet any portion of the Premises, (e) grant any license, concession, or other right of occupancy of or with respect to any portion of the Premises, or (f) permit the use of the Premises by any party other than Tenant or a Tenant Party (each of the events listed in this Section 8.1 being referred to herein as a "TRANSFER"). If Tenant requests Landlord's consent to any Transfer, then concurrently with such request, Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer and all consideration therefor (including a calculation of the Transfer Profits described below), copies of the proposed documentation, and the following information about the proposed transferee: name and address; information reasonably satisfactory to Landlord about the proposed transferee's business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that the parties agree that it shall be reasonable for Landlord to withhold any such consent if Landlord determines in good faith that (A) the proposed transferee is not of a reasonable financial standing or is not creditworthy, (B) the proposed transferee has the power of eminent domain, is a governmental agency or an agency or part of a foreign government, (C) the proposed transferee, or any affiliate thereof, is then an occupant in the Project or has engaged in discussions with Landlord concerning a lease of direct space in the Project, or (D) the proposed Transfer would result in a breach of any obligation of Landlord or permit any other tenant in the Project to terminate or modify its lease. Landlord may withhold its consent to any other form of Transfer in its sole and absolute discretion. Any Transfer made without Landlord's consent shall be void and at Landlord's election, shall constitute an Event of Default by Tenant. Tenant shall also reimburse Landlord immediately upon demand therefor for all of its reasonable attorneys' fees and other costs incurred in connection with considering any request for consent to a proposed Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby the proposed transferee expressly assumes the Tenant's obligations hereunder. Landlord's consent to a Transfer shall not release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable for all obligations under this Lease allocable to the space subject to such Transfer. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. Tenant hereby waives any suretyship defenses it may have to an action brought by Landlord including those contained in Sections 2809, 2810, 2819, 2839, 2849, 2855, 2899 and 3433 of the California Civil Code, as now or hereafter amended, or similar Laws of like import.

         8.2 CANCELLATION AND RECAPTURE. Landlord may in its sole and absolute discretion, within sixty (60) days after submission of Tenant's written request for Landlord's consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be assigned or sublet as of the date such proposed Transfer is proposed to be effective and, thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person or entity or not at all) without liability to Tenant. If Landlord shall not cancel this Lease within such sixty-day period and notwithstanding any Landlord consent to the proposed Transfer, Tenant shall pay to Landlord, immediately upon receipt thereof, the entire excess ("TRANSFER PROFITS") of all compensation, key money and other consideration paid to or for the benefit of Tenant (or any affiliate thereof) for a Transfer.

9.       INSURANCE, WAIVERS, SUBROGATION AND INDEMNITY

         9.1 INSURANCE. Tenant shall maintain throughout the term each of the insurance policies described on Exhibit "C" attached hereto and shall otherwise comply with each and all of the obligations and requirements provided on Exhibit "C."

         9.2 WAIVER OF NEGLIGENCE; NO SUBROGATION. Landlord and Tenant each waives any claim, loss and cost it might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a "LOSS"), to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such loss; however, such shall not include any deductible amounts on insurance policies carried by the party required by this lease to obtain such insurance or apply to any coinsurance penalty which such party may sustain. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

         9.3 INDEMNITY. Subject to Section 9.2, Tenant shall indemnify, defend and hold Landlord, J.E. Robert Companies and each of their respective parents, shareholders, partners, lenders, contractors, affiliates and employees (collectively, "LANDLORD INDEMNITEES") from and against all claims, demands, proceedings, losses, obligations, liabilities, causes of action, suits, judgments, damages, penalties, costs and expenses (including, without limitation, attorneys' fees and court costs) (collectively "CLAIMS, LOSSES AND COSTS") arising from or asserted in connection with (a) any act, event or occurrence in or about the Premises or (b) Tenant's breach of any of its covenants under this Lease or (c) the use or occupancy of the Premises by Tenant or any Tenant Party, or (d) any act, omission, negligence or misconduct of Tenant, or of any Tenant Party in or about the Premises, excluding any injury or damages caused by the willful misconduct or gross negligence of Landlord or a Landlord Indemnitee. This Section 9 shall survive termination or expiration of this Lease.

10.      SUBORDINATION; ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE

         10.1 SUBORDINATION. This Lease is subject and subordinate to all present and future ground or master leases of the Project and to the lien of all mortgages or deeds of trust (collectively, "SECURITY INSTRUMENTS") now or hereafter encumbering the Project, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of any such Security Instruments, unless the holders of any such mortgages or deeds of trust, or the lessors under such ground or master leases (such holders and lessors are sometimes collectively referred to herein as "HOLDERS") require in writing that this Lease be superior thereto. Notwithstanding any provision of this Section 10 to the contrary, any Holder of any Security Instrument may at any time subordinate the lien of its Security Instrument to this Lease without obtaining Tenant's consent by giving Tenant written notice of such subordination, in which event this Lease shall be deemed to be senior to the Security Instrument in question. Tenant shall, within five (5) days of request to do so by Landlord, execute, acknowledge and deliver to Landlord such further instruments or assurances as Landlord may deem necessary or appropriate to evidence or confirm the subordination or superiority of this Lease to any such Security Instrument. Tenant hereby irrevocably authorizes Landlord to execute and deliver in the name of Tenant any such instrument or instruments if Tenant fails to do so within said five-day period.

         10.2 ATTORNMENT. Tenant covenants and agrees that in the event that any proceedings are brought for the foreclosure of any mortgage or deed of trust, or if any ground or master lease is terminated, it shall attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, or to the lessor of such ground or master lease, as the case may be, if so requested to do so by such purchaser or lessor, and to recognize such purchaser or lessor as "Landlord" under this Lease. If requested, Tenant shall enter into a new lease with that successor on the same terms and conditions as are contained in this Lease (for the unexpired portion of the Lease term then remaining).

         10.3 NOTICE TO LANDLORD'S MORTGAGEE. Tenant shall not seek to enforce any remedy it may have for any default on the part of the Landlord under this Lease without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Holder of a Security Instrument whose address has been given to Tenant, and affording such Holder a reasonable opportunity (which shall be not less than sixty (60) days) to perform Landlord's obligations hereunder.

11. RULES AND REGULATIONS. Tenant shall comply, and shall cause each Tenant Party to comply, with the Rules and Regulations of the Building which are attached hereto as Exhibit "D," and all such reasonable modifications, additions, deletions and amendments thereto as Landlord shall adopt in good faith from time to time.

12. CONDEMNATION. If the entire Project or Premises are taken by right of eminent domain or conveyed by Landlord in lieu thereof (a "TAKING"), this Lease shall terminate as of the date of the Taking. If any part of the Project becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than one hundred eighty
(180) days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and all Rent paid or payable hereunder shall be apportioned between Landlord and Tenant as of the date of such Taking. If any material portion, but less than all, of the Building or the Premises becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to any Holder of any Security Instrument, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within thirty (30) days after such Taking, and all Rent paid or payable hereunder shall be apportioned between Landlord and Tenant as of the date of such Taking. If Tenant does not so terminate this Lease, then Basic Annual Rent thereafter payable hereunder shall be abated for the duration of the Taking in proportion to that portion of the Premises rendered untenantable by such Taking. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the land on which the Building is situated, the Building, and other improvements taken, and Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease and moving and relocation costs. Landlord and Tenant agree that the provisions of this Section 12 and the remaining provisions of this Lease shall exclusively govern the rights and obligations of the parties with respect to any Taking of any portion of the Premises, the Building, the Project or the land on which the Building is located, and Landlord and Tenant hereby waive and release each and all of their respective common law and statutory rights inconsistent herewith, whether now or hereinafter in effect (including, without limitation, Section 1265.130 of the California Code of Civil Procedure, as amended from time to time).

13.      FIRE OR OTHER CASUALTY.

         13.1 REPAIR ESTIMATE; RIGHT TO TERMINATE. If all or any portion of the Premises, the Building or the Project is damaged by fire or other casualty (a "CASUALTY"), Landlord shall, within ninety (90) days after actual discovery of such Casualty or damage, deliver to Tenant its good faith estimate (the "DAMAGE NOTICE") of the time period following such notice needed to repair the damage caused by such Casualty. Landlord may elect to terminate this Lease in any case where (a) any portion of the Premises or a material portion of the Project are damaged and (b) either (i) Landlord estimates in good faith that the repair and restoration of such damage under Section 13.2 ("RESTORATION") cannot reasonably be completed (without the payment of overtime) within two hundred ten (210) days of Landlord's actual discovery of such damage, (ii) the Holder of any Security Instrument requires the application of any insurance proceeds with respect to such Casualty to be applied to the outstanding balance of the obligation secured by such Security Instrument, (iii) the cost of such Restoration is not fully covered by insurance proceeds available to Landlord and/or payments received by Landlord from tenants, or (iv) Tenant shall be entitled to an abatement of rent under this Section 13 for any period of time in excess of thirty-three percent (33%) of the remainder of the term. Such right of termination shall be exercisable by Landlord by delivery of written notice to Tenant at any time following the Casualty until forty-five (45) days following the later of (A) delivery of the Damage Notice or (B) Landlord's discovery or determination of any of the events described in clauses (i) through (iv) of the preceding sentence and shall be effective upon delivery of such notice of termination (or if Tenant has not vacated the Premises, upon the expiration of thirty (30) days thereafter).

         13.2 REPAIR OBLIGATION; ABATEMENT OF RENT. Subject to the provisions of
Section 13.1, Landlord shall, within a reasonable time after the discovery by Landlord of any damage resulting from a Casualty, begin to repair the damage to the Building and the Premises resulting from such Casualty and shall proceed with reasonable diligence to restore the Building and the Premises to substantially the same condition as existed immediately before such Casualty, except for modifications required by applicable Laws or covenants, conditions and restrictions, and modifications to the Building or the Project reasonably deemed desirable by Landlord; provided, however, that Landlord shall not be required to repair or replace any of the Alterations, furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises. Landlord shall have no liability for any inconvenience or annoyance to Tenant or injury to Tenant's business as a result of any Casualty, regardless of the cause therefor. Basic Annual Rent, and Additional Rent payable under Section 2.2, shall abate if and to the extent a Casualty damages the Premises or common areas in the Project required and essential for access thereto and as a result thereof all or a material portion of the Premises are rendered unfit for occupancy, and are not occupied by Tenant, for the period of time commencing on the date Tenant vacates the portion of the Premises affected on account thereof and continuing until the date the Restoration with respect to the Premises (and/or required common areas) is substantially complete, as determined by Landlord's architect; provided, however, that such abatement shall be limited to the proceeds of rental interruption insurance proceeds with respect to the Premises and such Casualty collected by Landlord. Landlord and Tenant agree that the provisions of this Section 13 and the remaining provisions of this Lease shall exclusively govern the rights and obligations of the parties with respect to any and all damage to, or destruction of, all or any portion of the Premises or the Project, and Landlord and Tenant hereby waive and release each and all of their respective common law and statutory rights inconsistent herewith, whether now or hereinafter in effect (including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, as amended from time to time).

14. PARKING. Tenant shall have the right to the nonexclusive use of the parking facilities of the Project for the parking of motor vehicles used by Tenant, its officers and employees only. The use of such parking facilities shall be subject to such reasonable rules and regulations as are adopted by Landlord from time to time for the use of such facilities.

15. EVENTS OF DEFAULT. Each of the following occurrences shall be an "EVENT OF DEFAULT" and shall constitute a material default and breach of this Lease by
Tenant: (a) any failure by Tenant to pay any installment of Basic Annual Rent or to make any other payment required to be made by Tenant hereunder when due, where such failure continues for five (5) days after delivery of written notice of such failure by Landlord to Tenant; (b) the abandonment or vacation of the Premises by Tenant; (c) any failure by Tenant to execute and deliver any estoppel certificate or other document or instrument described in Section 22.3 or Section 10 requested by Landlord, where such failure continues for five (5) days after delivery of written notice of such failure by Landlord to Tenant; (d) any failure by Tenant to fully perform any other obligation of Tenant under this Lease, where such failure continues for thirty (30) days (except where a shorter period of time is specified in this Lease, in which case such shorter time period shall apply) after delivery of written notice of such failure to Tenant;
(e) the voluntary or involuntary filing of a petition by or against Tenant or any general partner of Tenant (i) in any bankruptcy or other insolvency proceeding, (ii) seeking any relief under any state or federal debtor relief law, (iii) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease, or (iv) for the reorganization or modification of Tenant's capital structure (provided, however, that if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within sixty (60) days after the filing thereof); (f) the default of any guarantor of Tenant's obligations hereunder under any guaranty of this Lease, the attempted repudiation or revocation of any such guaranty, or the participation by any such guarantor in any other event described in this Section 15 (as if this Section 15 referred to such guarantor in place of Tenant); or (g) any other event, act or omission which any other provision of this Lease identifies as an Event of Default. Any notice of any failure of Tenant required under this Section 15 shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq. of the California Code of Civil Procedure.

16. REMEDIES. Upon the occurrence of any Event of Default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate, and cumulative), the option to pursue any one (1) or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever:

         16.1 Terminate this Lease, and Landlord may recover from Tenant the following: (i) the worth at the time of any unpaid rent which has been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom (specifically including, without limitation, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant); and (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. The term "RENT" as used in this Section 16(a) shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 16(a)(i) and
(ii), above, the "WORTH AT THE TIME OF

AWARD" shall be computed by allowing interest at the Default Rate, but in no case greater than the maximum amount of such interest permitted by law. As used in Section 16(a)(iii) above, the "WORTH AT THE TIME OF AWARD" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

         16.2 Landlord shall have the remedy described in California Civil Code
Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any Event of Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

         16.3 Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 16(a) and 16(b) above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive, or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

         16.4 In addition, (i) without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant; (ii) upon the occurrence of an Event of Default by Tenant under Section 15, if the Premises or any portion thereof are sublet, Landlord may, at its option and in addition and without prejudice to any other remedies herein provided or provided by law, collect directly from the sublessee all rentals becoming due to the Tenant and apply such rentals against other sums due hereunder to Landlord; (iii) without prejudice to any other right or remedy of Landlord, if Tenant shall be in default under this Lease, Landlord may cure the same at the expense of Tenant (A) immediately and without notice in the case (1) of emergency, (2) where such default unreasonably interferes with any other tenant in the Building, or (3) where such default will result in the violation of Law or the cancellation of any insurance policy maintained by Landlord and (B) in any other case if such default continues for ten (10) days from the receipt by Tenant of notice of such default from Landlord and all costs incurred by Landlord in curing such default(s), including, without limitation, attorneys' fees, shall be reimbursable by Tenant as Rent hereunder upon demand, together with interest thereon, from the date such costs were incurred by Landlord, at the Default Rate; and (iv) Tenant hereby waives for Tenant and for all those claiming under Tenant all rights now and hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

17. PAYMENT BY TENANT; NON-WAIVER. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of Rent that is due.

18. SURRENDER OF PREMISES. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or earlier termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, broom-clean, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Premises. Prior to the expiration of the term or any sooner termination thereof, (a) Tenant shall remove such Alterations and shall restore the portion of the Premises affected by such Alterations and such removal to its condition existing immediately prior to the making of such Alterations and wiring as Landlord may request, (b) Tenant shall remove from the Premises all unattached trade fixtures, furniture, equipment and personal property located in the Premises, and all garbage, waste and debris and (c) Tenant shall repair all damage to the Premises or the Project caused by any such removal including, without limitation, full restoration of all holes and gaps resulting from any such removal. All personal property and fixtures of Tenant not so removed shall, to the extent permitted under applicable Laws, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items.

19. HOLDING OVER. If Tenant holds over after the expiration or earlier termination of the term hereof, with or without the express or implied consent of Landlord, Tenant shall become and be only a tenant at sufferance at a daily rent equal to one-thirtieth of the greater of (a) the then prevailing monthly fair market gross rental rate as determined by Landlord in its sole and absolute discretion, or (b) one hundred fifty percent (150%) of the monthly installment of Basic Annual Rent (and estimated Additional Rent payable under Section 2.2) payable by Tenant immediately prior to such expiration or termination, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable, as reasonably determined by Landlord. Neither any provision hereof nor any acceptance by Landlord of any rent after any such expiration or earlier termination shall be deemed a consent to any holdover hereunder or result in a renewal of this Lease or an extension of the term, or any waiver of any of Landlord's rights or remedies with respect to such holdover. Notwithstanding any provision to the contrary contained herein, (i) Landlord expressly reserves the right to require Tenant to surrender possession of the Premises upon the expiration of the term of this Lease or upon the earlier termination hereof or at any time during any holdover and the right to assert any remedy at law or in equity to evict Tenant and collect damages in connection with any such holdover, and (ii) Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, demands, actions, proceedings, losses, damages, liabilities, obligations, penalties, costs and expenses, including, without limitation, all lost profits and other consequential damages, attorneys' fees, consultants' fees and court costs incurred or suffered by or asserted against Landlord by reason of Tenant's failure to surrender the Premises on the expiration or earlier termination of this Lease in accordance with the provisions of this Lease.

20. CERTAIN RIGHTS RESERVED BY LANDLORD. Landlord hereby reserves and shall have the following rights with respect to the Premises and the Project: (a) to decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Project, Building, the Premises or any part thereof; to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Project or the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building or the Project; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building or the Project; (b) to take such measures as Landlord deems advisable in good faith for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building to any person; and closing the Building after Business Hours and on Sundays and Holidays, subject, however, to Tenant's right to enter when the Building is closed after Business Hours under such rules and regulations as Landlord may prescribe from time to time during the term; and (c) to enter the Premises at reasonable hours to show the Premises to prospective purchasers, lenders, or, during the last six (6) months of the Term, tenants. Landlord shall exercise its rights under this Section 20 in a manner that minimizes the interference with Tenant's use of the Premises.

21. SUBSTITUTION SPACE. Upon at least sixty (60) days prior written notice, Landlord may relocate Tenant within the Project to space which is comparable in size, utility and condition to the Premises. If Landlord relocates Tenant, Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket expenses for moving Tenant's furniture, equipment and supplies from the Premises to the relocation space and for reprinting Tenant's stationery of the same quality and quantity as Tenant's stationery supply on hand immediately before Landlord's notice to Tenant of the exercise of this relocation right. Upon such relocation, the relocation space shall be deemed to be the Premises and the terms of this Lease shall remain in full force and shall apply to the relocation space; provided, however, that (a) if the rentable area of the relocation space is smaller than rentable area of the Premises, then Tenant shall be entitled from and after the relocation date to a reduction in Basic Annual Rent in proportion to the reduction in the rentable area of the Premises, with a corresponding reduction in Tenant's Proportionate Share and (b) if the rentable area of the relocation space is larger than the rentable area of the Premises, then the Basic Annual Rent and Tenant's Proportionate Share shall not be modified in any way.

22.      MISCELLANEOUS.

         22.1 LANDLORD TRANSFERS AND LIABILITY. Landlord may without restriction sell, assign or transfer in any manner all or any portion of the Project, any interest therein or any of Landlord's rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall automatically be released from any further obligations hereunder, provided that the assignee thereof assumes Landlord's obligations hereunder in writing. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease or with respect to any obligation or liability related to the Premises or the Project shall be recoverable only from the interest of Landlord in the Building, and neither Landlord nor any affiliate thereof shall have any personal liability with respect thereto.

         22.2 BROKERAGE. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than the broker(s), if any, identified in Item 10 of the Basic Lease Provisions, whose commission shall be paid by Landlord pursuant to a separate agreement. Each party shall indemnify the other from and against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent (other than the broker(s), if any, identified in Item 10 of the Basic Lease Provisions) claiming the same by, through, or under such party.

         22.3 ESTOPPEL CERTIFICATES. At any time and from time to time during the term, upon request of Landlord, Tenant shall, without charge, execute, acknowledge and deliver to Landlord within ten (10) days after Landlord's request therefor, an estoppel certificate in recordable form containing factual certifications and other provisions as are found in the estoppel certificate forms requested by institutional lenders and purchasers. Tenant agrees in any case that (a) the foregoing certificate may be relied on by anyone holding or proposing to acquire any interest in the Project from or through Landlord or by any mortgagee or lessor or prospective mortgagee or lessor of the Project or of any interest therein and (b) the form of estoppel certificate shall be in the form of, at Landlord's election, the standard form of such present or prospective lender, lessor or purchaser (or any form substantially similar thereto), or any other form that Landlord shall reasonably select.

         22.4 NOTICES. Notices, requests, consents or other communications desired or required to be given by or on behalf of Landlord or Tenant under this Lease shall be effective only if given in writing and sent by (a) registered or certified United States mail, postage prepaid, (b) nationally recognized express mail courier that provides written evidence of delivery, fees prepaid, or (c) facsimile and United States mail, postage prepaid, and addressed as set forth in the Basic Lease Provisions, or at such other address in the State of California as may be specified from time to time, in writing, or, if to Tenant, at the Premises. Any such notice, request, consent or other communication shall only be deemed given (i) if sent by registered or certified United States mail, on the day it is officially recorded or delivered to or refused by the intended recipient, (ii) if sent by nationally recognized express mail courier, on the date it is officially recorded by such courier, (iii) if delivered by facsimile, on the date the sender obtains written telephonic confirmation that the electronic transmission was received, or (iv) if delivered personally, upon delivery or, if refused by the intended recipient, upon attempted delivery.

         22.5 MISCELLANEOUS. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. To the maximum extent permitted by law, Landlord and Tenant each waive right to trial by jury in any litigation arising out of or with respect to this Lease. This Lease shall be governed by and construed in accordance with the laws of the State of California. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease. All exhibits and attachments attached hereto are incorporated herein by this reference.

23.      ADDENDA.

23.A     EXTENSION OPTION

         23.A.1 GRANT OF OPTION. Tenant shall have one option (the "EXTENSION OPTION") to extend the term of this Lease as to the entire premises then subject to this Lease for an additional term of three (3) years (the "EXTENSION TERM"), subject to and upon the terms and conditions contained in this Section 23.A. The Extension Term shall commence upon the day immediately following the first scheduled date for expiration of the term ("EXPIRATION DATE") and shall end at noon on the day preceding the third anniversary of the commencement of the Extension Term. The Extension Term shall be upon the same terms and conditions as are provided for in this Lease, as then amended, except that (a) there shall be no further option to extend the term pursuant to this Section 23.A or otherwise, (b) Tenant shall not be entitled to any credit against Rent or any other rent concession or rent allowance or abatement of Rent, (c) Base Operating Costs (per square foot of rentable area) shall be as specified in Item 8 of the Basic Lease Provisions and (d) the Basic Annual Rent payable for the Extension Term shall be determined pursuant to Section 23.A.2. Subject to the provisions of Section 23.A.4, the Extension Option may be exercised only by Tenant giving written notice of exercise (the "EXTENSION NOTICE") to Landlord on or before the date that is twelve (12) months prior to the original scheduled Expiration Date.

         23.A.2 BASIC ANNUAL RENT. The Basic Annual Rent per annum payable for the Premises during the Extension Term (the "EXTENSION TERM BASIC ANNUAL RENT") shall be equal to the greater of (a) an amount equal to ninety-five percent (95%) of (i) the rentable area of the Premises then subject to this Lease, multiplied by (ii) the yearly Extension FMRV (defined below) of the Premises as of the first day of the Extension Term, as determined in accordance with this
Section 23.A.2, and (b) the amount of the Basic Annual Rent payable hereunder for the entire Premises then subject to this Lease (without taking into account any applicable credits or offsets) for the twelve (12) month period immediately preceding commencement of the Extension Term. During the Extension Term, if any, Basic Annual Rent shall be increased annually pursuant to Section 2.1(b).

         23.A.3 DEFINITION. The "EXTENSION FMRV" of the Premises during the Extension Term shall be equal to the yearly base rent per square foot of rentable area (taking into account any base year operating costs or expense stop applicable thereto) at which Landlord or landlords of comparable buildings in the market area (the "MARKET") determined by Landlord to be the local competitive market for the Project are leasing comparable space (in size, quality, improvements and location) to renewal tenants, for a term equal to the Extension Term and commencing as of the first day of the Extension Term.

         23.A.4 PROCEDURE FOR DETERMINING THE EXTENSION FMRV. For purposes of determining the Extension FMRV, the following procedure shall apply:

                  (a) If Tenant has timely given the Extension Notice, Landlord shall within sixty (60) days thereafter deliver to Tenant a written notice of Landlord's determination of what the Extension FMRV would be during the Extension Term ("LANDLORD'S EXTENSION RENT NOTICE"). Within ten (10) days after Tenant's receipt of Landlord's Extension Rent Notice, Tenant shall give Landlord a written notice ("TENANT'S EXTENSION RESPONSE NOTICE") electing either (i) to accept the Extension FMRV set forth in Landlord's Extension Rent Notice, in which case the Extension FMRV shall be the Extension FMRV set forth in Landlord's Extension Rent Notice, or (ii) to not accept Landlord's determination of the Extension FMRV, in which case Landlord and Tenant shall endeavor to agree upon the Extension FMRV on or before the date that is ten (10) days after Landlord's receipt of Tenant's Extension Response Notice. If Landlord and Tenant are unable to agree upon the Extension FMRV within such ten-day period, then the Extension FMRV shall be determined by arbitration pursuant to paragraph (b) below. If Tenant fails to deliver Tenant's Extension Response Notice within the ten-day period following its receipt of Landlord's Extension Rent Notice, Tenant shall conclusively be deemed to have accepted Landlord's determination of the Extension FMRV as set forth in Landlord's Extension Rent Notice.

                  (b) If Landlord and Tenant shall fail to agree upon the Extension FMRV within ten (10) days of the date of Landlord's receipt of Tenant's Extension Response Notice, then, within ten (10) days thereafter, Landlord and Tenant each shall give notice to the other setting forth the name and address of an arbitrator designated by the party giving such notice, which arbitrator shall be an independent real estate appraiser or consultant having at least five years continuous experience in appraising or determining the value of office space in the Market. If either party shall fail to give notice of such designation within such ten-day period, then the other arbitrator chosen shall make the determination alone. If two (2) arbitrators have been designated, such two (2) arbitrators may consult with each other and shall, not later than the 30th day after Landlord's receipt of Tenant's Extension Response Notice make their determination of the Extension FMRV in writing and give notice thereof to each other and to each of Landlord and Tenant. Such two (2) arbitrators shall have ten (10) days after the receipt of notice of each other's determination to confer with each other and to attempt to reach agreement as to the determination of the Extension FMRV. If such two (2) arbitrators shall concur as to the determination of the Extension FMRV, such determination shall be final and binding upon Landlord and Tenant. If such two (2) arbitrators shall fail to concur within such ten-day period, then such two (2) arbitrators shall, within the next ten (10) days, designate a third arbitrator meeting the above requirements for arbitrators. If the two (2) arbitrators shall fail to agree upon the designation of such third arbitrator within such ten-day period, then either party may apply to the AAA for the designation of such arbitrator. The third arbitrator shall conduct such hearings and investigations on an expedited basis as such arbitrator may deem appropriate and shall, within fifteen (15) days after its designation, choose one of the determinations (and no other) of the two (2) arbitrators originally selected by the parties by simultaneously delivering to Landlord and Tenant signed and acknowledged original counterparts of his or her determination. The costs and expenses of the arbitration and of the third arbitrator shall be shared equally by Landlord and Tenant and each party shall be responsible for the costs and expenses of its designated arbitrator and its own witnesses and counsel. The arbitrators shall have the right to consult experts in the matter under arbitration; provided, however, that any such consultation shall be made only after five (5) days' prior notice to Landlord and Tenant and only in their presence, with full right on their part to cross-examine such experts. The arbitrators' final decision and award shall be in writing, shall be binding on Landlord and Tenant and shall be nonappealable, and counterpart copies thereof shall be delivered to Landlord and Tenant. A judgment or order based upon such award may be entered in any court of competent jurisdiction. In rendering their decision and award, the arbitrators shall have no power to vary, modify or amend any provision of this Lease.

         23.A.5 CONDITIONS TO EXERCISE OF THE EXTENSION OPTION. Notwithstanding any provisions of this Section 23.A.5 to the contrary, Tenant may not exercise the Extension Option on any date on which (a) Tenant is in default under this Lease beyond any applicable grace, notice and cure period, and (b) there is in effect an assignment pursuant to which this Lease has been assigned (other than an assignment to an affiliate of Tenant) and any exercise of such Extension Option shall be deemed null and void and of no force and effect, at the election of Landlord, if (i) on the commencement of the Extension Term, Tenant is in default under this Lease, beyond any grace notice, and cure period, or (ii) on any date prior to the commencement of the Extension Term this Lease has been assigned other than to an affiliate of Tenant. If Tenant does not timely send the Extension Notice pursuant to the provisions of this Section 23.A.5 within the applicable time period, time being of the essence, then Tenant shall be deemed to have forever waived and relinquished its right to extend the term, and any other options or rights to renew or extend the term effective after the expiration of this Extension Option shall terminate.

23.B     RIGHT OF FIRST OFFER

         23.B.1 DEFINITIONS. As used herein:

                  23.B.1.1 "AVAILABLE FOR LEASE" means, as of any date after Commencement Date with respect to any First Right Space, that Landlord is then prepared to offer such First Right Space for lease in the general leasing market, regardless of the proposed commencement date of such lease.

                  23.B.1.2 "FIRST RIGHT SPACE" means any space located in the Building.

         23.B.2 FIRST RIGHT SPACE. Subject to Section 23.B.1.1, if, during the Term, any First Right Space shall become Available for Lease, Landlord shall, prior to offering such First Right Space to any other person, deliver to Tenant a notice (a "FIRST RIGHT AVAILABILITY NOTICE") (a) stating that Landlord intends to offer such First Right Space for lease and (b) describing such First Right Space and the material business terms at which Landlord intends to market such space. If Tenant shall deliver to Landlord a notice (a "TENANT'S INTEREST NOTICE") that it desires to engage in negotiations with Landlord regarding the leasing of such First Right Space within five (5) business days after receipt of the First Right Availability Notice, then for fifteen (15) days (the "NEGOTIATION PERIOD") after Tenant so notifies Landlord, Landlord shall negotiate exclusively with Tenant to enter into a lease or a lease amendment under which Landlord would lease such First Right Space to Tenant; provided, however, that neither Tenant nor Landlord shall have any obligation to agree to any provision or term with respect to such lease or lease amendment. If Tenant does to timely deliver to Landlord a Tenant's Interest Notice in response to a First Right Availability Notice in accordance with this Section 23.B.2, or if an agreement for the leasing of such First Right Space is not executed and delivered by Landlord and Tenant within the Negotiation Period, time being of the essence, then (i) Tenant shall, until such time, if any, as such First Right Space shall once again become Available for Lease (after having been leased by Landlord to another person following Tenant's failure to lease such First Right Space), have waived and relinquished its rights under this Section 23.B.2 with respect to the First Right Space described in such First Right Availability Notice, and (ii) Landlord shall at any time thereafter (up until such time, if any, as such First Right Space once again becomes Available for Lease as set forth herein) be entitled to offer, show, market and lease such First Right Space to all others selected by Landlord at such rental rates and upon such terms as Landlord in its sole discretion may desire.

         23.B.3 MISCELLANEOUS. Notwithstanding any provision of this Section 23.B.3 to the contrary, Tenant shall have no right to give a Tenant's Interest Notice on any date on which Tenant (a) is in default under this Lease beyond any applicable grace, notice and cure period or (b) occupies less than 2,332 square feet of rentable area in the Project. At any time when Tenant (i) is so in default under this Lease or (ii) occupies less than 2,332 square fee of rentable area in the Project, Landlord may cancel a Tenant's Interest Notice by notice to Tenant, and on and after the date of such notice to Tenant, Tenant shall have no rights, and Landlord shall have no obligations, under this Section 23.B.3 with respect to the First Right Space for which Tenant gave such Tenant's Interest Notice.

                                   EXHIBIT "A"

                      PREMISES OUTLINE; BUILDING FLOOR PLAN

                    [to be provided by Landlord and attached]

                                       A

                                   EXHIBIT "B"

                              CONSTRUCTION CRITERIA

A.       LANDLORD WORK.

         Landlord agrees to contribute the sum of Four Thousand Dollars ($4,000.00) upon execution of this Lease for Tenant's use in connection with reconfiguration of the Premises' existing work area. Prior to commencing any Tenant work, Tenant to comply with requirements of paragraph B.2. below.

B.       TENANT WORK.

         1. TENANT WORK, IN GENERAL. As a material consideration for the execution by Landlord of the Lease, Tenant agrees to perform the Tenant Work in the Premises with quality work using only first-class materials and workmanship. Notwithstanding the foregoing or anything to the contrary in the Lease, any deficiency in design and/or construction shall be solely the responsibility of Tenant.

         2. SPECIFICS OF TENANT WORK. Subject to the provisions hereof, Tenant at its sole cost and expense, shall perform all work required to complete the Premises to a finished condition ready to be opened for business in accordance with the provisions hereof and of the Lease. Tenant's Work shall conform to the criteria, procedures and schedules set forth herein and in the Lease and shall include, without limitation, the following:

                  a.       TENANT WORK; LIENS; INSURANCE.

                           (i) All stacks, vents, openings, or penetrations of any kind, if any, through the roof desired by Tenant shall first be approved in writing by Landlord and then be installed by a roofing contractor approved by Landlord. Such work shall be at Tenant's direction. In the event Tenant shall make such openings or roof penetrations, Tenant shall be solely liable for all costs and expenses to restore, reissue or recertify the warranty issued for the original roof and for any costs to repair leaks or damage resulting therefrom caused in whole or in part by such openings or such roof penetrations.

                           (ii) All changes in floor level or underfloor work shall first be approved in writing by Landlord and then be done by the Landlord's contractor at Tenant's direction.

                           (iii) To deliver to Landlord drawings with respect to the above Tenant's Work or any additional requirements of Tenant, which drawings shall conform in all respects with the agreements of Landlord as above stated and shall be prepared in a manner satisfactory to Landlord and shall be sufficient in all respects so that necessary building permit(s) can be obtained.

                           (iv) Tenant shall furnish Landlord with partial and final waivers of lien from all persons performing labor or supplying materials on behalf of Tenant in connection with the performance of Tenant's Work at the Premises showing that the obligations owing to all such persons relating to the performance of any work for Tenant in or about the Premises have been satisfied in full. Tenant shall not permit any mechanic's liens to be filed against the Premises, the Building, or the Project for any work performed, materials furnished or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within 10 days after Landlord has delivered notice of the filing thereof to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to

                                     "B-1"

                                    Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor. All contractors employed by Tenant shall be licensed and insured. Tenant shall not permit its contractor(s) to commence any work until the following required insurance has been obtained and certificates of insurance evidencing such insurance have been delivered to Landlord:

                                    (aa)    Commercial General Liability
                                            Insurance insuring Tenant, and
                                            naming Landlord as an additional
                                            insured, against any and all
                                            liability to third parties for
                                            damages, resulting from bodily
                                            injury (or death resulting
                                            therefrom) or property damage,
                                            including personal injury, in the
                                            amount of not less than a combined
                                            single limit of $1,000,000; and

                                    (bb)    Business and Motor Vehicle Liability
                                            Insurance insuring Tenant, and
                                            naming Landlord as an additional
                                            insured, against any and all
                                            liability to third parties for
                                            damages, resulting from bodily
                                            injury (or death resulting
                                            therefrom) or property damage,
                                            including personal injury, in the
                                            amount of not less than a combined
                                            single limit of $1,000,000; and

                                    (cc)    Worker's compensation insurance with
                                            a limit of no less than $500,000,
                                            containing a waiver of subrogation
                                            endorsement acceptable to Landlord.

                  b.       PERMITS AND APPROVALS.

                           (i) Prior to commencement of construction by Tenant, Tenant shall obtain all necessary permits and approvals and post same upon the Premises as required thereby with a copy of the permit forwarded to Landlord.

                           (ii) Tenant shall obtain a certificate of occupancy ("CO"), if required by applicable Law, and provide Landlord with a copy of the original CO prior to occupying the Premises for business purposes.

                           (iii) Tenant shall cause, for Landlord's benefit, to be posted on the Premises notices of nonresponsibility for Landlord.

                  c.       APPROVALS OF TENANT'S PLANS AND SPECIFICATIONS.

                           (i) No construction within the Premises may commence without Landlord's written approval, which approval shall not unreasonably be withheld.

                           (ii) Tenant shall within 30 days from the date of the Lease prepare and deliver to Landlord, and Landlord's architect for approval, one
                                    (1) set of complete plans and specifications
                                    (including all HVAC, plumbing, fire
                                    protection and electrical engineering as well as structural engineering, if applicable) covering all of Tenant's proposed work concerning the Premises, in such detail as Landlord may require, in full compliance with the Lease and the Exhibits attached thereto, certified by a licensed and registered architect and, if applicable, a licensed and registered professional engineer.

                           (iii) In the event Landlord shall notify Tenant that Tenant's plans and specifications are not approved, Tenant shall have 10 days from the date of Landlord's disapproval to revise the plans and specifications and resubmit them to Landlord

                                     "B-2"
                                    for Landlord's approval. Landlord's written approval shall also be obtained by Tenant prior to the undertaking of any construction work which deviates from or modifies in any way Tenant's approved plans and specifications or any other work not explicitly shown on said plans and specifications.

                  d.       MISCELLANEOUS.

                           (i) Tenant shall, if odors, excessive heat, moisture, smoke or other air contaminants, including but not limited to those produced by food service facilities, beauty salons, etc., emanate from the Premises, and where directed by Landlord, provide separate exhaust systems in compliance with NFPA standards, applicable codes and other Laws and Landlord's design criteria. Should Tenant fail to eliminate the odor problem (as determined by Landlord in its sole discretion) within 30 days of Landlord's written notice, then Landlord, at its sole discretion, may either terminate the Lease or install such separate exhaust system at Tenant's expense. Tenant shall pay to Landlord any amounts so paid by Landlord within 10 days after Landlord has delivered to Tenant an invoice requesting payment for such expense.

                           (ii) Tenant shall submit to Landlord at least 10 days prior to the commencement of Tenant's Work the following:

                                    (aa)    The name and address of Tenant's
                                            general contractor, subcontractors,
                                            and material suppliers.

                                    (bb)    The actual commencement date of
                                            Tenant's Work and the estimated
                                            completion date of Tenant's Work.

                                    (cc)    Certificates of insurance as set
                                            forth in this Exhibit "B". Tenant
                                            shall not permit its contractor(s)
                                            to commence any work until all
                                            required insurance has been obtained
                                            and certified copies of the policies
                                            have been delivered to Landlord and
                                            Landlord has approved same.

                           (iii) Tenant shall apply and pay for all utility meters, connection fees, water and sewer fees and all other utility and governmental surcharges imposed as a result of Tenant's use of the Premises.

                           (iv) Tenant shall accumulate and remove trash caused by construction.

                           (v) Tenant must provide its own temporary power and water for construction.

                           (vi) Upon completion of the improvements, Tenant shall submit to Landlord as may be required by Landlord or applicable Law, a recorded copy of the Notice of Completion filed in the County Recorder's Office in the County in which the Project is located and a copy of the certificate of occupancy for the Premises issued by the appropriate governmental agency.

                           (vii)    AMERICANS WITH DISABILITIES ACT OF 1990:
                                    Notwithstanding anything to the contrary contained in the Lease, Tenant shall comply with the Americans with Disabilities Act of 1990 ("ADA"), and any amendments to the ADA, as well as all other applicable Laws regarding access to, employment of and service to individuals covered by the ADA, for work performed during the term of this Lease. Tenant's compliance obligation will include but not be limited to the design, construction and alteration of the Premises and such other

                                      "B-3"
                                    areas (e.g. path of travel) as Tenant may have to alter in order to be in compliance with the ADA.

                           (viii) It is understood and agreed by Tenant that changes in the improvements, plans and specifications which do not materially interfere with Tenant's use of the Premises shall not affect, invalidate, or change this Lease or any of its terms and provisions.

                                      "B-4"

                                   EXHIBIT "C"

                             INSURANCE REQUIREMENTS



         The following requirements shall be complied with by Tenant at all times during the Term:

         1. Insurance to be Maintained by Tenant. At all times during the Term, Tenant shall maintain, at Tenant's expense, the following insurance coverage:

                  (a) "ALL RISK" or "SPECIAL CAUSES OF LOSS" property insurance covering all physical loss to the Improvements, Alterations and Tenant's Property in the Premises for their full replacement cost;

                  (b) broad form commercial general liability insurance (including protective liability coverage on operations of independent contractors engaged in construction and blanket contractual liability insurance), written on a per occurrence basis with an aggregate limit of not less than $2,000,000, a per-occurrence limit of not less than $2,000,000 and with other limits reasonably satisfactory to Landlord;

                  (c) business interruption insurance covering risk of loss due to the occurrence of any of the hazards covered by the insurance to be maintained by Tenant described in Section 1(a) above with coverage in a face amount of not less than the aggregate amount, for a period of twelve (12) months following the insured-against peril, of one hundred percent (100%) of all Rent to be paid by Tenant under this Lease;

                  (d) worker's compensation insurance and employer's liability coverage in statutory limits, and California State disability insurance as required by Law, covering all employees; and

                  (e) such other coverage as Landlord or any mortgagee of Landlord may require with respect to the Premises, its use and occupancy and the conduct or operation of business therein.

         Landlord may, from time to time, but not more frequently than once every year, adjust the minimum limits set forth above.

         2. Insurer and Policy Requirements. All insurance policies to be maintained under Section 1 (a) shall be issued by companies of recognized responsibility, licensed to do business in the State of California, reasonably acceptable to Landlord, and maintaining a rating of A-/XII or better in Best's Insurance Reports-Property-Casualty (or an equivalent rating in any successor index adopted by Best's or its successor), (b) shall provide that they may not be canceled or modified unless Landlord and all additional insureds and loss payees thereunder are given at least thirty (30) days prior written notice of such cancellation or modification, (c) shall name, as additional insureds, Landlord, J.E. Robert Companies, the property manager for the Project and any mortgagee of Landlord whose name and address shall have been furnished to Tenant and (d) shall be primary and noncontributory in all respects. All policies providing property insurance coverage pursuant to Section 1(a) shall name, as loss payees, Landlord, each Mortgagee of Landlord described above and Tenant, as their interests may appear.

         1. Evidence of Coverage; Renewals. Prior to the Commencement Date or, in the case of insurance required during the performance of Alterations, prior to the commencement of the Alterations, Tenant shall deliver to Landlord certificates of insurance for the insurance coverage required by Section 1 and, if required by Landlord, copies of the policies therefor, in each case, in form and providing for deductibles reasonably satisfactory to Landlord. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord certificates of renewal at least thirty (30) days before the expiration of any existing policy. If Tenant fails to procure or maintain any insurance required by this Lease and to pay all premiums and charges therefor, Landlord may (but shall not be obligated to) pay the same, and Tenant shall reimburse Landlord, within twenty (20) days after demand, for all such sums paid by Landlord.

                                      "C-1"

         2. Additional Insurance, Blanket Insurance. Tenant shall not carry separate or additional insurance, concurrent in form or contributing in the event of any loss or damage with any insurance required to be obtained by Tenant under this Lease unless the parties required by Section 2 to be named as additional insureds or loss payees thereunder are so named. Tenant may carry any insurance coverage required of it hereunder pursuant to blanket policies of insurance so long as the coverage afforded Landlord and the other additional insureds or loss payees, as the case may be, thereunder shall not be less than the coverage that would be provided by direct policies.

         3. Insurance for Alterations. During the performance of any Alteration, Tenant shall maintain the additional insurance described in Exhibit "B".

                                      "C-2"

                                   EXHIBIT "D"

                         BUILDING RULES AND REGULATIONS



         The following rules and regulations shall apply to the Premises, the Building, the parking garage associated therewith, and the appurtenances thereto:

         1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

         2. No sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

         3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

         4. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent. Landlord shall furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof.

         5. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant. Landlord shall repair, at Tenant's sole cost and expense, any damage to the Building or the Project caused by Tenant's activities moving in or out of the Premises and all such costs and expenses shall be paid as Additional Rent to Landlord upon demand therefor.

         4. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

         5. Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.

         6. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons approved by Landlord.

         7. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

         8. No machinery of any kind (other than normal office equipment) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance.

                                      "D-1"

         9. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

         10. No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord.

         11. Tenant shall not conduct (or permit to be conducted) any activity on or about the Premises or Building by Tenant's employees, invitees, customers or otherwise which will or is likely to draw pickets, demonstrators, or the like.

         12. All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenant's business operated in the Premises, parked within designated parking spaces, one vehicle to each space. No vehicle shall be parked as a "BILLBOARD" vehicle in the parking lot. Any vehicle parked improperly may be towed away. The Tenant, Tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. The Landlord may place a "BOOT" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "BOOT". The Tenant shall indemnify, hold and save harmless the Landlord of any liability arising from the towing or booting of any vehicles belonging to the Tenant, Tenant's agents, vendors, employees and customers.

         13. Landlord may determine the amount of electricity and other utilities used by Tenant by any method reasonably selected by Landlord, including, without limitation, installation of a separate meter in the high usage portions of the Premises, installed, maintained, and read by Landlord, at Tenant's expense. Any new or additional equipment, risers or wiring required to meet Tenant's excess electrical requirements or otherwise requested by Tenant shall be installed by Landlord, at Tenant's cost; provided, however, that Landlord may, in its sole and absolute discretion, refuse to install (or modify the installation of) such equipment risers or wiring if and to the extent, in Landlord's judgment, the same shall (a) cause permanent damage to the Building or the Premises, (b) cause or create a dangerous or hazardous condition, (c) entail excessive or unreasonable alterations, repairs, or expenses, (d) violate applicable Laws or (e) interfere with or disturb other tenants of the Building.

         14. Landlord's approval of any plans and specifications submitted by Tenant shall not be a representation by Landlord that such Alterations comply with any Law or any other standard and Landlord shall have no liability for any noncompliance therewith.

         15. Upon completion of any Alteration made in or upon the Premises, Tenant agrees to cause a timely Notice of Completion to be recorded in the office of the Recorder of the County in which the Project is located in accordance with the terms of Section 3093 of the California Civil Code or any successor statute, and Tenant shall deliver to Landlord a legible and reproducible copy of the "AS-BUILT" drawings of any such Alterations within ten
(10) days of completion of the same.

         16. All work in the Project, including the Premises, shall be performed only by Landlord or by contractors and subcontractors reasonably approved in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require from time to time. All such work by Tenant shall be performed in accordance with all Laws, pursuant to a valid building permit (if and to the extent required) and in a good and workmanlike manner, and in a manner which does not result in any damage to the Premises, the Building, the Building systems or any component of any of the same.

         17. The Premises shall not be used for any use which is disreputable, creates any fire hazard, or may result in an increased rate of insurance on the Project (or any portion thereof) or its contents, or involves the use, storage or handling of any Hazardous Material (other than customary amounts of customary cleaning or office supplies, used and stored by Tenant in compliance with all Laws and on a basis consistent with the standards of a first class office project). If, because of Tenant's acts or omissions, the rate of insurance on the Project or its contents increases, then such acts shall be an Event of Default, Tenant shall pay to Landlord the amount of such increase on

                                      "D-2"
demand, and acceptance of such payment shall not waive any of Landlord's other rights hereunder, at law or in equity.

         18. Landlord reserves the right, at any time upon written notice to Tenant, to change the location of Tenant's parking spaces within the parking facility originally designated for such use, if any, as required by Law or by any governmental authority.

         19. Landlord reserves the right to make such changes to the parking facilities, system and privileges as Landlord may deem necessary or reasonable from time to time.

                                      "D-3"

                                   EXHIBIT "E"

                                    GUARANTY

                                  (Individual)



         IN CONSIDERATION OF and as a material inducement to WHUB Real Estate Limited Partnership, a Delaware limited partnership ("LANDLORD"), executing the within lease dated June 28, 1996 ("LEASE"), with Star Vending, Inc., a Nevada corporation ("TENANT"), for certain premises (the "PREMISES") located in that certain project (the "PROJECT") commonly known as The De La Guerra Building and located at 740 State Street, Santa Barbara, California, all as more particularly described in the Lease, and in further consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the undersigned, Christopher Edgecomb, an individual ("GUARANTOR"), whose residence is , Guarantor does hereby on behalf of itself, its successors and assigns, unconditionally covenant and agree with Landlord, its successors and assigns, that if default shall at any time under the Lease be made by Tenant, its successors and assigns, in the payment of any monthly installment of rent, or additional rent, or in the performance of any of the terms, covenants and conditions of the Lease, and if the default shall not have been cured within the time specified in the Lease for curing the same, then Guarantor shall pay on demand in cash all rent and additional rent then due and all damages incurred by Landlord as a result of or arising out of any such default by Tenant.

         THIS GUARANTY is an absolute and unconditional guaranty of payment and performance. It shall be enforceable against Guarantor, its successors and assigns, without the necessity for any suit or proceedings by Landlord against Tenant, its successors and assigns, and without the necessity of any notice of nonpayment, nonperformance or nonobservance or any notice of acceptance of this Guaranty or any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives. Guarantor agrees that the validity of this Guaranty and the obligations of Guarantor shall in no way be terminated, affected or impaired by reason of the assertion or the failure or delay to assert by Landlord against Tenant, or Tenant's successors and assigns, any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease. The single or partial exercise of any right, power or privilege under this Guaranty shall not preclude any other or the further exercise thereof or the exercise of any other right, power or privilege by Landlord.

         THIS GUARANTY shall not be affected and the liability of the undersigned shall not be extinguished or diminished by Landlord's receipt, application or release of security given for the performance and observation of the covenants and conditions in the Lease to be performed or observed by Tenant, its successors and assigns; by the cessation from any cause whatsoever of the liability of Tenant, its successors and assigns; by reason of sums paid or payable to Landlord from the proceeds of any insurance policy or condemnation award; by any nonliability of Tenant under the Lease for any reason, including any defect or defense which may now or hereafter exist in favor of Tenant; or by any extensions, renewals, amendments, indulgences, modifications, transfers or assignments in whole or in part of the Lease by Landlord, whether or not notice thereof is given to Guarantor and whether or not Guarantor's consent thereto is obtained. This Guaranty is of payment and not of collection; it is one of active performance and not one of suretyship for damages or otherwise. This Guaranty extends to any and all liability which Tenant has or may have to Landlord by reason of matters occurring before the execution of the Lease or the commencement of the Term of the Lease, or by matters occurring after the expiration of the Term of the Lease. Guarantor agrees that it shall have no rights of indemnification or subrogation against Tenant and agrees that Guarantor shall subordinate its rights of recourse against Tenant by reason of any indebtedness or sums due to Guarantor, unless and until the Lease is performed to the satisfaction of Landlord. Guarantor agrees that it shall not assert any claim which it has or may have against Tenant, including any claims under this Guaranty, until the obligations of Tenant under the Lease are fully satisfied and discharged. The liability of Guarantor is coextensive with that of Tenant and also joint and several.

         LANDLORD'S ACCEPTANCE of a note or additional collateral of Tenant or of Guarantor shall not be the full cash payment or the active and primary performance required herein. This Guaranty is given in addition to all other guaranties which may pertain to Tenant's indebtedness and is not subordinate to any other guaranties. Landlord's rights under all guaranties, including this Guaranty, shall be cumulative and independently enforceable. It shall not be a condition to the enforcement of this Guaranty that any other guaranties be resorted to by Landlord. Should Landlord be obligated by any bankruptcy or other law to repay to Tenant or to Guarantor or to any trustee, receiver or other representative of either of them, any amounts previously paid to Landlord, its successors and assigns, this Guaranty shall be reinstated in the amount of such repayments.

         GUARANTOR AGREES that it will, at any time and from time to time, within ten (10) business days following written request by Landlord, execute, acknowledge and deliver to Landlord an estoppel certificate certifying that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating such modifications) and making such additional statements with respect to this Guaranty and Guarantor's obligations hereunder as Landlord shall in good faith request. Guarantor agrees that Landlord may utilize for such purpose any estoppel certificate form substantially similar to any form required by any present or prospective purchaser or lender to Landlord. Guarantor agrees that such certificate may be relied on by anyone holding or proposing to acquire any interest in the Project from or through Landlord or by any mortgage or lessor or prospective mortgagee or lessor of the Project or of any interest therein.

         GUARANTOR REPRESENTS and warrants that:

         (a) It is not insolvent, and that there are no limitations or prohibitions to the enforcement of this Guaranty;

         (b) It is immediately benefited by the Lease, and Landlord's leasing of the premises to Tenant thereunder;

         (c) If Guarantor is a shareholder, member or other holder of any legal or equitable interest in Tenant, it shall not transfer any stock or other interest in Tenant without obtaining Landlord's prior written consent, and if such consent is given, Guarantor shall immediately obtain guaranties in this form running from all of the transferees to Landlord;

         (d) The term of existence of Tenant is and shall remain longer than the Term of the Lease; and

         (e) The execution, delivery and performance of this Guaranty are duly authorized and do not require the consent or approval of any individual, body or entity.

         GUARANTOR AGREES that all shares of stock and rights to shares of stock of and all other rights or interests in and to Tenant which Guarantor may own, and all debts, rights and other claims which may be or become due to Guarantor from Tenant, shall be subordinate to this Guaranty and to all other guaranties which may be given by Guarantor to Landlord from time to time. Specifically, and not by way of limitation of the foregoing, Guarantor agrees that:

         (a) It shall not collect sums due under any such stock, interests, debts, rights or claims or commence any proceedings to collect such sums unless and until all of Tenant's indebtedness is paid in full;

         (b) It shall not cause or allow any new shares of Tenant's stock or other interests in Tenant to be issued or allow any delivery of such shares; and

         (c) It shall enter into such further subordinations as Landlord may reasonably require.

         AS A FURTHER inducement to Landlord to make and enter into the Lease and in consideration thereof, Guarantor covenants and agrees that in any action or proceeding brought on, under or by virtue of this Guaranty (a) Guarantor hereby waives trial by jury, (b) Guarantor agrees that any such action or proceeding shall have its venue in Los Angeles County, California, or the United States District Court having jurisdiction over Los Angeles County, California, and (c) Guarantor agrees to submit to the jurisdiction of any court described in clause (b). Guarantor agrees that Tenant shall act as Guarantor's agent for service of process in any action or proceeding brought on or under, or by virtue of this Guaranty, and Guarantor and Tenant agree to take any and all action necessary to appoint Tenant as Guarantor's agent for service of process.

         IF ANY PORTION or application of this Guaranty is invalid, unenforceable or illegal for any reason, the parties agree that such invalid, unenforceable or illegal portion or application shall not be deemed to affect the remainder of this Guaranty.

         GUARANTOR'S OBLIGATIONS and liabilities under this Guaranty are absolute, independent of and regardless of any defenses, counterclaims, set-offs, cross-claims or other claims which Guarantor may now have or at any time hereafter have against Tenant or Landlord or any other person, firm, corporation for any reason whatsoever. Guarantor further agrees that any such defenses, counterclaims, set-offs, cross-claims or other claims which Guarantor may have now, or at any time hereafter have, shall not be enforceable in any independent action which would interfere with or in any way reduce the obligations owed by Guarantor under this Guaranty. Guarantor unconditionally waives: (a) any right to assert or claim that Guarantor is exonerated by any action taken by Landlord which impairs Guarantor's rights to be subrogated to Landlord's rights against Tenant; (b) the right to enforce any remedies that Landlord now has, or later may have, against Tenant until such time as all indebtedness of Tenant (relative to Landlord) has been satisfied; (c) any right to participate in, proceed against, or exhaust any security now or later held by Landlord; (d) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty; (e) all notices of the existence, creation or incurrence of new or additional obligations under the Lease; (f) any duty of Landlord to advise Guarantor of any information known to Landlord regarding the financial condition of Tenant; (h) the right to proceed against Tenant or pursue any particular remedy in Landlord's power; and (i) any defense by reason of any disability of Tenant and any other defense based upon the termination of Tenant's ability to perform under the Lease from any cause. Guarantor expressly waives the provisions of Sections 2810, 2819, 2845, 2848 and 2850 of the Civil Code of California, as recodified from time to time, except to the extent such rights of Guarantor or obligations of Landlord are otherwise expressly addressed in this Guaranty.

         THE PROVISIONS of the Lease may be altered, affected, modified, amended, or changed by agreement between Landlord and Tenant at any time, or by course of conduct, without the consent of or without notice to Guarantor, including, without limitation, any extension of the Term pursuant to the Lease or otherwise. This Guaranty shall guaranty the performance, by Tenant and its successors and assigns, of the Lease as so altered, affected, modified, amended or changed. An assignment of the Lease or a sublease of all or any portion of the Premises (whether or not in compliance with the Lease) shall not affect this Guaranty or Guarantor's liability and obligations hereunder. If Landlord disposes of, sells, transfers, assigns, hypothecates or otherwise conveys its interest in the Lease, or any part thereof, "LANDLORD" as used in this Guaranty, shall mean Landlord's successor. In the event of any assignment or sublease (as permitted under the Lease) of all or any portion of Tenant's interest in the Lease or to the Premises, "TENANT" as used in this Guaranty shall mean Tenant's successor. The word "SUCCESSOR" is used herein in its most comprehensive sense and includes any assignee, transferee, personal representative, heir or other person or entity succeeding lawfully, and pursuant to the provisions of the Lease to the respective rights or obligations of either party.

         IN THE EVENT of the rejection or disaffirmance of the Lease by Tenant or Tenant's Trustee in Bankruptcy pursuant to applicable bankruptcy law or any other Law affecting creditors' rights, Guarantor will and does hereby (without the necessity of any further agreement or act) assume all obligations and liabilities of Tenant under the Lease as if (a) Guarantor were originally named Tenant under said Lease and (b) there has been no rejection or disaffirmance. Guarantor will confirm such assumption in writing at the request of Landlord upon or after such rejection or disaffirmance, and Guarantor shall upon such assumption (to the extent permitted by Law) have all the rights of Tenant under the Lease.

         IN THE EVENT of any legal action or proceeding brought by Landlord against Guarantor or Tenant arising out of the Lease or this Guaranty, Landlord shall be entitled to recover its reasonable attorneys' fees and costs incurred in such action. Such amount shall be included in any judgment rendered in any action or proceeding.

         IN WITNESS WHEREOF, Guarantor acting herein in its own personal and individual capacity has executed this Guaranty this _____ day of __________, 199___.

WITNESS:                               GUARANTOR:

_____________________________          Christopher Edgecomb
Name


____________________________           ________________________________________
Address                                Address


                                       ________________________________________
                                       Telephone Number


                                       ________________________________________
                                       Fax Number


                                       ________________________________________
                                       Social Security Number


                                       ________________________________________
                                       Driver's License Number and
                                       State of Issuance

            THIS PAGE MUST BE KEPT AS THE LAST PAGE OF THE DOCUMENT.

                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE ("First Amendment") is effective as of June 28, 1996, by and between WHUB REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and STAR VENDING, INC., a Nevada corporation ("Tenant").

                                    RECITALS

            A. ORIGINAL LEASE. Pursuant to that certain Office Lease dated
June 28, 1996 (the "Original Lease"), Landlord leased to Tenant certain premises consisting of approximately 2,332 rentable square feet in Suite 202 of the De La Guerra Building (the "Building"), located at 740 State Street, Santa Barbara, California, 93101 (the "Premises").

            B. LEASE. The Original Lease, as amended by this First Amendment, is referred to herein as the "Lease."

            C. PURPOSE. Landlord and Tenant desire to amend the Original Lease as set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree that the Original Lease shall be amended as follows:

         1. PREMISES. Item 2 of the Basic Lease Provisions of the Original Lease is hereby amended by the addition of the following:

            The Premises covered by this Lease is shown cross-hatched on Exhibit "A" attached hereto.

         2. TENANT'S PROPORTIONATE SHARE. Item 3 of the Basic Lease Provisions of the Original Lease is hereby deleted in its entirety and the following is substituted in its place:

            Tenant's Proportionate Share of Operating Costs: 10.6% (See
Section 2.2).

         3. BASE OPERATING COSTS. Item 7 of the Basic Lease Provisions of the Original Lease is hereby deleted in its entirety.

         4. COMMENCEMENT DATE. Item 9 of the Basic Lease Provisions of the Original Lease is hereby deleted in its entirety and the following is substituted in its place:

            COMMENCEMENT DATE: The later of August 1, 1996, or the date that certain Triple Net Real Property Lease dated May 26, 1993, by and between DLG, L.P., a California limited partnership, predecessor in interest to WHUB Real Estate Limited Partnership, a Delaware limited partnership, as Landlord, and Blockbuster Music Holding Corporation, a Delaware corporation, as Tenant, is terminated.

         5. GUARANTY. Item 13 of the Basic Lease Provisions of the Original Lease, and Exhibit "E" ("Guaranty") to the Original Lease are hereby deleted in their entirety.

         6. OPERATING COSTS. Section 2.2(a) through Section 2.2(f) inclusive of the Original Lease are hereby deleted in their entirety and the following is substituted in their place:

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
                  2.2 OPERATING COSTS.

                           (a) Tenant agrees to pay to Landlord, as additional
                  rent ("Additional Rent") for the Premises, throughout the Term, without deduction or setoff, Tenant's Proportionate Share of Operating Costs (as defined below). "TENANT'S PROPORTIONATE SHARE" is, subject to the provisions of this
                  Section 2.2, the percentage number described in Item 3 of the Basic Lease Provisions. Tenant's Proportionate Share represents a fraction, the numerator of which is the number of square feet of rentable area in the Premises specified in Item 2 of the Basic Lease Provisions and the denominator of which is the number of square feet of rentable area in the Project as reasonably determined by Landlord.

                           (b) "OPERATING COSTS" means all costs, expenses and
                  obligations incurred or payable by Landlord because of or in connection with the operation, ownership, repair, replacement, restoration, management or maintenance of the Project during or allocable to any calendar year during the term of this Lease, all as determined by sound accounting principles selected by Landlord, consistently applied, including without limitation the following:

                                    (i) All real property taxes, assessments,
                  charges or impositions and other similar governmental ad valorem or other charges levied on or attributable to the Project or its ownership, operation or transfer, and all taxes, charges, assessments or similar impositions imposed in lieu or substitution (partially or totally) of the same (collectively, "REAL ESTATE TAXES"). "REAL ESTATE TAXES" shall also include all taxes, assessments, levies, charges or impositions (A) on any interest of Landlord or any mortgagee of Landlord in the Project, the Premises or in this Lease, or on the occupancy or use of space in the Project or the Premises; (B) on the gross or net rentals or income from the Project, including, without limitation, any gross income tax, excise tax, sales tax or gross receipts tax levied by any federal, state or local governmental entity with respect to the receipt of Rent; or (C) any possessory taxes charged or levied in lieu of real estate taxes; and

                                    (ii) The cost of all utilities, supplies,
                  equipment, tools, materials, service contracts, janitorial services, waste and refuse disposal, landscaping, and insurance (with the nature and extent of such insurance to be carried by Landlord to be determined by Landlord in its sole and absolute discretion), compensation and other fringe benefits of all persons who perform services connected with the operation, maintenance or repair of the Project (provided, however, that if any of such persons provide services for more than one building of Landlord, only the prorated portion of those persons' wages, salaries, other compensation, benefits, and taxes reflecting the percentage of their monthly time devoted to the Project shall be included in Operating Costs), personal property, taxes on and maintenance and repair of equipment and other personal property, costs incurred for administration and management of the Project, whether by Landlord or by an independent contractor, and other management office operational expenses (including, without limitation, a management fee), rental expenses for or a reasonable allowance for depreciation of, personal property used in the operation, maintenance or repair of the Project, license, permit and inspection fees, and all inspections, activities, alterations and improvements or other matters required by any governmental or quasi-governmental authority or by applicable law, for any reason, including, without limitation, capital improvements, whether capitalized or not, all capital improvements made to the Project or any portion thereof by Landlord (A) of a personal property nature and related to the operation, repair, maintenance or replacement of systems, facilities, equipment or components of, or which service the Project or portions thereof, (B) required or provided in connection with any law, ordinance, rule or regulation (not required when building permits for the Building were obtained), (C) which are designed to improve the operating efficiency of the Project, or (D) determined by Landlord to be required to keep pace or be consistent with safety or health advances or improvements (with such capital costs to be amortized over such periods as Landlord shall determine with a return on capital at such rate as would have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements), common area repair, resurfacing, replacement operation and maintenance, security services, if any, deemed appropriate by Landlord, and any other cost or expense incurred or payable by Landlord in connection with the operation, ownership, repair, replacement, restoration, management or maintenance of the Project.

                           (c) Operating Costs for any calendar year during
                  which actual occupancy of the Project is less than ninety-five percent (95%) of the rentable area of the Project shall be appropriately adjusted, in accordance with sound accounting principles, to reflect ninety-five (95%) occupancy of the existing rentable area of the Project during such period.

                           (d) At Landlord's election, Tenant's Proportionate
                  Share of the Operating Costs shall be estimated by Landlord prior to or during each calendar year. Such estimates shall be paid by Tenant in advance, on the first day of each and every calendar month throughout such calendar year. Within a reasonable period following expiration of each such calendar year (but not later than 180 days), Landlord shall calculate the exact amount of Tenant's Proportionate Share of Operating Costs and Landlord shall notify Tenant of the same. Any deficiencies in the payments made by Tenant shall be paid by Tenant to Landlord within ten (10) days of receipt of Landlord's demand therefor. Any surplus paid by Tenant during the preceding calendar year shall be applied against the next monthly installments of Additional Rent due from Tenant. Any delay or failure of Landlord in delivering any estimate or statement described in this Section 2.2(d) or in computing or billing Tenant's Proportionate Share of Operating Costs shall not constitute a waiver of Landlord's right to require an increase in rent as provided herein or in any way impair the continuing obligations of Tenant under this Lease.

                           (e) Tenant shall pay, when due and before any
                  delinquency (to the assessing authority, if directly assessed against Tenant, or to Landlord, if assessed against Landlord or the Project within ten (10) days of Landlord's demand), (i) all taxes and assessments levied against any personal property or trade fixtures of Tenant in or about the Premises; (ii) any sales, use excise tax or other tax imposed, assessed or levied in connection with Tenant's payment of rent hereunder.

         7. LANDLORD'S OBLIGATIONS. Section 5.1 through Section 5.3, inclusive of the Original Lease are hereby deleted in their entirety and the following is substituted in their place:

                  5.1 SERVICES. Landlord shall provide electrical, water, sewer and gas service (if available) to the Premises. Tenant shall duly and promptly pay to the supplier thereof all bills for utilities consumed in the Premises measured by a separate meter for the Premises. If Tenant shall use any utility service for any purpose in the Premises which is or can be measured by a separate meter for the Premises and Landlord shall elect to supply that service, Tenant shall accept and use the same and pay Landlord as Additional Rent for such service within ten (10) days of the presentation of a bill by Landlord to Tenant. Notwithstanding anything to the contrary provided in this Section 5, Tenant acknowledges that water service to the Project may be measured by a master meter and that Tenant's charges for service may be allocated by Landlord, at Landlord's option, either (i) as a percentage of the total square feet of gross leasable area of all tenants in the Project provided water service; (ii) based upon readings taken from a water sub-meter for the Premises, if Landlord elects to install a sub-meter; or (iii) on such other basis as Landlord shall reasonably determine; provided, however, that in all cases where Tenant's use of water service is disproportionately high in relation to the gross leasable area of the Premises, Landlord shall have the right to specially allocate to Tenant such portion of the Project's water service charges as Landlord shall in good faith determine.

                  5.2 EXCESS UTILITY USE. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement in rent by reason of, any interruption or failure in the supply of utilities. Tenant shall not install any equipment which exceeds or overloads the capacity of the utility facilities serving the Premises, and that if equipment installed by Tenant requires additional utility facilities, installation of the same shall be at Tenant's expense, but only after Landlord's written approval of the same.

         8. FULL FORCE AND EFFECT. Except as provided in this First Amendment, the Original Lease shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties have executed this First Amendment effective as of the date first written above.

LANDLORD:                              TENANT:

WHUB REAL ESTATE LIMITED               STAR VENDING, INC.,
PARTNERSHIP, a Delaware limited        a Nevada corporation
partnership

By: JER WHUB SERVICES, INC.,
    a Virginia corporation,
    its Managing General partner       By:_____________________________________
                                          Mary Casey
                                          President

By:_______________________________
   Jonathan Grossman
   Vice President